Exhibit 99.1

CERTIFICATION OF

CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

OF PERFICIENT, INC.

PURSUANT TO 18 U.S.C. §1350

In connection with the accompanying report on Form 11-K of The Perficient 401(k) Employee Savings Plan for the period ended December 31, 2002 and filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, John T. McDonald, Chief Executive Officer of Perficient, Inc. (the “Company”), hereby certify that:

1.               The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.               The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of The Perficient 401(k) Employee Savings Plan.

/s/ John T. McDonald
John T. McDonald,
Chief Executive Officer
June 30, 2003

In connection with the accompanying report on Form 11-K of The Perficient 401(k) Employee Savings Plan for the period ended December 31, 2002 and filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Mark D. Mauldin, Chief Financial Officer of Perficient, Inc. (the “Company”), hereby certify that:

1.               The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.               The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of The Perficient 401(k) Employee Savings Plan.

/s/ Mark D. Mauldin
Mark D. Mauldin,
Chief Financial Officer
June 30, 2003

This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and shall not be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.  Additionally, a signed original of this certification required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.